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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2000


                             New Valley Corporation
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             (Exact name of registrant as specified in its charter)


                                     1-2493
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                            (Commission File Number)


                                   13-5482050
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                      (I.R.S. Employer Identification No.)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                             100 S.E. Second Street
                              Miami, Florida 33131
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          (Address of principal executive offices including Zip Code)


                                  305/579-8000
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) Exhibits.

Exhibit No.                       Description
-----------                       -----------

   99.1                    Description of Capital Stock





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEW VALLEY CORPORATION



                                           By: /s/ J. Bryant Kirkland III
                                               -----------------------------
                                               J. Bryant Kirkland III
                                               Vice President, Treasurer and
                                               Chief Financial Officer




Date:  September 21, 2000







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